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                                                                    Exhibit 10.1

                              AMENDMENT ONE TO THE
                          TECHNOLOGY LICENCE AGREEMENT
                                     BETWEEN
                                   ARM LIMITED
                                       AND
                                   VIRATA LTD*

This Amendment ("Amendment One") amends the Technology License Agreement between ARM Limited ("ARM") and Virata Ltd. ("Virata") dated the 2nd of June 1999 (the "Agreement"), and all amendments thereto. The Effective Date of this Amendment One shall be January 5, 2001.

In consideration for the additional license fees, maintenance fees and royalties set forth herein, the parties hereby agree to amend the Agreement as follows:

1.   Update the address for ARM Limited's registered office to the following:

     110 Fulbourn Road, Cambridge CB1 9NJ, England

2.   Delete Clause 1.1 in its entirety.

3. Delete Clause 1.3(i) in its entirety and replace with the following new Clause 1.3(i):

     (i) an Implementation Compliant Core licensed from ARM; and

4.   In Clause 1.10, add the following:

     For each Design Win Event, LICENSEE shall deliver to ARM a properly completed Design Win Event Notice.

5.   Add new Clause 1.10A as follows:

     "Design Win Event Notice" shall mean the form as set out in Schedule 9 and delivered to ARM prior to the commencement of design work for the development of any Unique ARM Compliant Product.

6. Delete Clause 7.2(ii) in its entirety and replace with the following new Clause 7.2(ii):

_________________________

        * Portions of the material in this Exhibit have been redacted pursuant to a request for confidential treatment, and the redacted material has been filed separately with the Securities and Exchange Commission (the "Commission"). An asterisk has been placed in the precise places in this Agreement where we have redacted information, and the asterisk is keyed to a legend which states that the material has been omitted pursuant to a request for confidential treatment.

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     (ii) Until an election is made by LICENSEE in accordance with the provisions of Clause 10.1 after which the provisions of Clause 7.3(iii) shall supersede the provisions of this Clause 7.2(ii), for each unit of ARM Compliant Product sold, supplied or distributed by LICENSEE or any Authorised Distributor after such election a royalty ("Running Royalty") as follows:

     Cumulative Volume*                  Running Royalty Payable ($US)*


     Notwithstanding anything to the contrary, LICENSEE shall pay to ARM a minimum of * in Running Royalties ("Minimum Guaranteed Royalty") by June 30, 2002. In the event that LICENSEE has not sold, supplied or distributed
     * units of ARM Compliant Products by June 30, 2002, LICENSEE shall not be entitled to any refund; however, LICENSEE may apply the Minimum Guaranteed Royalty paid to ARM as a credit toward subsequent Running Royalties due for shipments of ARM Compliant Products containing an ARM7TDMI core.

7. In Clause 7.3 add the following as a new sentence to the end of the paragraph:*

8. In Clause 9.1, change the address for ARM contract administrators concerning legal notices to the following new address: ARM Limited, 110 Fulbourn Rd., Cambridge CB1 9NJ England.

9. In Clause 10A.1, delete the reference in the second line to "ARM7TDMI-S "foundry model"" and replace with "ARM Core "foundry model.""

10. Delete Schedule 5 in its entirety and replace with new Schedule 5 as attached to this Amendment One.

11. Delete Schedule 6 in its entirety and replace with new Schedule 6 as attached to this Amendment One.

12.  Delete Schedule 7 Part A in its entirety and replace with the following new
     Schedule 7 Part A: [[Schedules not filed]]

13.  Add new Schedule 9 as attached to this Amendment One.

14.  Delete Clause 7.6 in its entirety.

______________________

         * This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the Commission.

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15.  Delete Clause 13 in its entirety.

16.  Delete Schedule 7 Part C in its entirety.


IN WITNESS WHEREOF the parties have caused this Agreement to be executed by their duly authorized representative:

ARM Limited:                                     Virata Ltd.:


SIGNED: /s/ WARREN EAST                          SIGNED: /s/ BERNARD GLASAUER
        ---------------                                  -------------------
NAME:   D.W.A. East                              NAME:   Bernard Glasauer
        -----------                                      ----------------
TITLE:  COO                                      TITLE:  VP Operations
        ---                                              -------------
DATE:   23/1/01                                  DATE:   1/3/01
        -------                                          ------

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